Taxation	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Taxation	Taxation
Income taxes consist of the following:

(In $ millions)	2020	2019	2018
Current tax expense / (benefit):
U.K.	—	—	(0.3)
Foreign	28.3	(39.3)	86.3
Total current tax expense / (benefit)	28.3	(39.3)	86.0
Deferred tax expense / (benefit):
Foreign	1.7	3.2	0.7
Total income tax expense / (benefit)	30.0	(36.1)	86.7
Seadrill Partners LLC is tax resident in the U.K. The Company's controlled affiliates operate and earn income in several countries and are subject to the laws of taxation within those countries. Currently some of the Company's controlled affiliates formed in the Marshall Islands along with all those incorporated in the U.K. (none of whom presently own or operate rigs) are resident in the U.K. and are subject to U.K. tax. Subject to changes in the jurisdictions in which the Company's drilling units operate and/or are owned, differences in levels of income and changes in tax laws, the Company's effective income tax rate may vary substantially from one reporting period to another.
The Company's effective income tax rate for each of the years ended on December 31, 2020, 2019 and 2018 differs from the U.K. statutory income tax rate as follows:

	2020	2019	2018
U.K. statutory income tax rate	19.0%	19.0%	19.0%
Non-U.K. taxes	(19.7)%	(2.8)%	35.0%
Effective income tax rate	(0.7)%	16.2%	54.0%
Due to the CARES Act in the U.S., the Company recognized a tax benefit of $6 million by carrying back net operating losses to previous years.
Deferred Income Taxes
Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes.
Our deferred tax assets consist of the following:

(In $ millions)	2020	2019
Provisions	54.9	0.6
Net operating losses carry forward	221.5	77.5
Interest carry forward	—	29.6
Property, plant and equipment	174.5	—
Other	3.6	5.3
Gross deferred tax assets	454.5	113.0
Valuation allowance	(451.6)	(107.1)
Deferred tax asset, net of valuation allowance	2.9	5.9
Our deferred tax liabilities consist of the following:

(In $ millions)	2020	2019
Property, plant and equipment	—	0.1
Unremitted earnings of subsidiaries	0.6	1.7
Gross deferred tax liabilities	0.6	1.8

Net deferred tax asset	2.3	4.1
As of December 31, 2020, deferred tax assets related to net operating loss ("NOL") carryforwards were $221.5 million, which can be used to offset future taxable income. NOL carryforwards which were generated in various jurisdictions, include $51.9 million which will not expire and $169.6 million that will expire between 2022 and 2037 if not utilized. Primarily due to the impairment of rigs, we generated deferred tax assets related to NOL of $218.9 million and Property, plant and equipment (“PP&E”) of $174.5 million in 2020. We establish a valuation allowance for deferred tax assets when it is more-likely-than-not that the benefit from the deferred tax asset will not be realized. The amount of deferred tax assets considered realizable could increase or decrease in the near-term if our estimates of future taxable income change. Our valuation allowance primarily consists of $220.7 million on NOL carryforward, $174.7 million on PP&E and $55.4 million on interest carryforward.
Uncertain tax positions
As of December 31, 2020, the Company had a total amount of unrecognized tax benefit of $39.2 million (December 31, 2019: $40.2 million), excluding of interest and penalties included in "other non-current liabilities" on the Consolidated Balance Sheets. The changes to the Company's balance related to unrecognized tax benefits were as follows:

(In $ millions)	2020	2019
Balance beginning of year	40.2	101.6
Increases as a result of positions taken in prior years	—	1.1
Decreases as a result of positions taken in prior years	(1.0)	(60.7)
Settlements	—	(1.8)
Unrecognized tax benefits	39.2	40.2
Accrued interest and penalties totaling $5.2 million as of December 31, 2020 (December 31, 2019: $4 million) were included in "other non-current liabilities" on the Consolidated Balance Sheets. The Company recognized interest and penalty expense of $1.2 million as "Income tax (expense)/benefit" in the Consolidated Statements of Operations during the year ended December 31, 2020 (December 31, 2019: $12.4 million benefit and December 31, 2018: $8.4 million expense).
As of December 31, 2020, $44.4 million of our unrecognized tax benefit, including penalties and interest, would have a favorable impact to the Company's effective tax rate if recognized.
Tax examinations
The Company is subject to taxation in various jurisdictions. The Ghana tax authorities have issued a series of assessments with respect to our returns for certain years up to 2018 in respect of indirect and direct taxes. The assessments are for an aggregate amount of $18 million as of the date of this report. These assessments are being robustly contested including filing relevant appeals. An adverse outcome on these proposed assessments could result in a material adverse impact on our Consolidated Balance Sheets, Statement of Operations or Cash flows.
The following table summarizes the earliest tax years that remain subject to examination by the major taxable jurisdictions in which the Company operates:

Jurisdiction	Earliest Open Year
United States	2016
Nigeria	2012
Ghana	2013